Petroleum Development Corporation
2Q 2008 Earnings Release
August 8, 2008
Richard W. McCullough, President & CEO
Bart Brookman, SVP Exploration & Production

Disclaimer
The following information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

All statements other than statements of historical fact included herein are forward-looking statements.  Although PDC believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from expectations include financial performance, oil and gas prices, drilling results, regulatory changes, changes in federal or state tax policy, changes in local or national economic conditions and other risks detailed from time to time in PDC's reports filed with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. The Company undertakes no obligation to update or revise any forward-looking statement.

You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied, as more fully discussed in our safe harbor statements found in our SEC filings, including, without limitation, the discussion under the heading “Risk Factors” in the company’s annual report on Form 10-K.

All forward-looking statements are based on information available to Management on this date and Petroleum Development Corporation assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

This material also contains certain non-GAAP financial measures as defined under the Securities and Exchange Commission rules.

Rick McCullough
President & CEO

Energy Market Exposure {Graphic}

Percentage of Mcfe Sold by Market
(For Three Months Ended June 30, 2008)

Oil	18.0%
Midcontinent	27.0%
Colorado Liquids	2.0%
Nymex Gas	12.0%
Michigan	5.0%
CIG	36.0%

See Slide 2 regarding Forward Looking Statements

Improving Fundamentals

			2008
	2006	2007	1Q	2Q
Production (Bcfe)	17	28	8.5	8.8
Proved Reserves	323	686	N/A	797
Realized Gas Prices(1)	$6.91	$6.52	$8.16	$9.48
Adjusted EBITDA ($M)(2)	$80,285	$136,068	$43,561	$55,542
Adjusted Cash Flow from Operations ($M)	$29,769	$95,626	$40,388	$59,208
Cash Flow from Operations (/Share)	$2.00	$6.44	$2.72	$4.02
Stock Price(3)	$32-$47	$35-$61	$50-$73	$52

(1)	Equivalent prices including oil sales and realized derivative gains and losses.
(2)	See Slide 23 for GAAP reconciliation of Adjusted EBITDA. Gain on leasehold sale in 2006 excluded.
(3)	Monthly closing ranges. Second quarter 2008 amount of $52 as of August 6, 2008.

See Slide 2 regarding Forward Looking Statements

Quarterly Highlights

•	Quarterly production in line with guidance and 37% higher year-over-year.
•	Key Financial Metrics (comparisons to 2nd Quarter of 2007):
o	Oil & Gas Sales up 152%;
o	Average Realized Prices per Mcfe up 55% to $9.48;
o	Adjusted Cash Flow from Operations(1) increased $42.2MM or 253%;
o	Adjusted Net Income(2) $20.5MM or $1.39 per share up 57%;
•	Costs are generally in line with expectations.

(1)	See Slide 24 for GAAP reconciliation of Adjusted cash flow from operations.
(2)	See Slide 25 for GAAP reconciliation of Adjusted net income. Includes impact of $4.2 million on non-recurring litigation provision.

See Slide 2 regarding Forward Looking Statements

Quarterly Highlights

•	Internally estimated mid-year proved reserves of 797 Bcfe, up 16% in first six months of 2008.
o	Projected to be 825+ Bcfe by year end.
•	Increasing CAPEX budget from $295MM to $319MM.
o	$35MM increase in drilling (56 wells in Wattenberg and 2 additional wells in Barnett).
o	$11MM decrease in exploration expenditures.
•	Preliminary Barnett results are promising.
•	Increased bank line from $235MM to $300MM on July 15.

See Slide 2 regarding Forward Looking Statements

Summary Financial Results

	2007 Annual		2008
			1Q		2Q
	$MM	$/MCFE	$MM	$/MCFE	$MM	$/MCFE
O&G Revenues	175	6.26	72	8.45	99	11.23
O&G Operating Margins(1)	126	4.5	54	6.31	78	8.86
Adjusted EBITDA(2)	136	4.87	44	5.14	56	6.36
Adjusted Net Income /(Loss)(2)	27.97		11	1.32	20	2.27
Adjusted Cash Flow from Operations Per MCFE (2)	95.6	3.42	40.4	4.76	59.2	6.73
Cash Flow from Operations Per Share (2)	95.6	6.44	40.4	2.72	59.2	4.02

(1)	O&G Operating Margins is defined as O&G sales less O&G production and well operations costs.
(2)	See Slides 23, 24 and 25 for GAAP reconciliation of Adjusted EBITDA and Adjusted Net Income, respectively.

See Slide 2 regarding Forward Looking Statements

Summary Financial Results

	2007 Annual		2008
			1Q		2Q
	$MM	$/MCFE	$MM	$/MCFE	$MM	$/MCFE
DD&A	71	2.53	21	2.49	22	2.51
G&A(1)	31	1.11	10	1.16	9	1.05
Production Cost	31	1.12	13	1.48	15	1.67
Lifting Cost (2)	25.90		10	1.13	10	1.13

(1)	1Q 2008 includes $3.2MM non-recurring costs associated with executive transition.
(2)	Lifting Cost does not include production taxes.

See Slide 2 regarding Forward Looking Statements

Summary Financial Results

•	Increased bank line from $235MM to $300MM and added four new banks.
o	$60MM drawn on bank line as of August 6, 2008 with $240MM available at rates in the 5-7% range.
•	Debt capitalization ratio as of June 30, 2008:
o	43% with unrealized losses.
o	37% without unrealized losses.

See Slide 2 regarding Forward Looking Statements

Hedging Update

BACKGROUND

A.	Focus on Drilling Program (2008-2010)
o	$300MM CAPEX, $255MM in 2008 with $130MM funded with debt
o	Gas/Oil Prices:
▪	2008 - $6.39/$79
▪	2009 - $6.97/$77
▪	2010 - $6.98/$76
o	Double Production 2008 – 2010
▪	28 Bcfe – 57 Bcfe

See Slide 2 regarding Forward Looking Statements

Hedging Update

B.	More aggressive hedging because of deficit spending and market conditions
o	Allowed us to increase CAPEX to $319MM adding 1.5 bcfe in 2008 production and at least 8 bcfe in 2009 (doubling production in two years)
o	Gas/Oil Prices Realized
▪	1Q - $7.17/$76
▪	2Q - $7.74/$106
o	$140MM of projected debt as of December 31, 2008

See Slide 2 regarding Forward Looking Statements

Hedging Update

C.	Impacts
o	$126MM of unrealized losses through June 30, 2008
▪	Approximately $88MM gain in July based on declining prices
o	$17M of realized losses
▪	$1.75/Mcfe of “opportunity cost” in 2nd quarter
o	9.5 Bcfe of accelerated production may generate $30 - $35MM in incremental margins

D.	Future
o	48 Bcfe of future production hedged as of June 30
▪	$9.23 (swaps and floors)
▪	$9.80 (swaps and ceilings)
o	Current CIG forward prices/our hedges
▪	Remainder 2008 - $5.48/$7.23
▪	2009 - $6.50/$6.88

See Slide 2 regarding Forward Looking Statements

Bart Brookman
SVP Exploration & Production

Increasing Production {Graphic}

o	37% improvement over 2Q 2007
o	Record 8.8 Bcfe 2Q 2008
o	On track to produce 39.0 Bcfe in 2008

See Slide 2 regarding Forward Looking Statements

2008 Production Forecast {Graphic}

o	Estimated 2008 Production of 39.0 Bcfe.
▪	Plus .4 Bcfe due to CAPEX increase.
o	Estimated 2008 Net Exit Rate near 132 MMcfe/d.
o	Current production in line with forecast.
o	NECO volumes have increased early Q3 2008 with added compression.
o	Expect Piceance volumes to increase Q3 2008 with accelerated frac schedule.

See Slide 2 regarding Forward Looking Statements

2008 Production Forecast

2008 Forecast by Area (1) (Mmcfe)			Forecast
Area	1st Half Actual	Actual/ Forecast	1Q	2Q	3Q	4Q	2008
Rocky Mountain	14,502	100%	7,050	7,478	8,243	10,301	33,072
Appalachia	1,980	100%	974	1,001	1,164	1,264	4,403
Michigan	777	100%	389	388	387	383	1,547
Company Total	17,259	100%	8,413	8,867	9,773	11,948	39,022

Rocky Mountain Forecast by Area (1)(Mmcfe)			Forecast
Area	1st Half Actual	Actual/ Forecast	1Q	2Q	3Q	4Q	2008
Wattenberg	6,909	107%	3,088	3,344	3,524	3,696	13,652
Grand Valley	5,326	97%	2,833	2,676	3,062	4,761	13,332
NECO	2,149	88%	1,077	1,370	1,583	1,735	5,765
North Dakota	118	84%	52	88	74	109	323

Major Operating Area Highlights
o	Wattenberg - activity level above plan
o	Grand Valley - severe winter and snow conditions
o	Appalachia - ongoing enhancements in Castle acquisition

(1)  Revised August 2008

See Slide 2 regarding Forward Looking Statements
Drilling Activity {Graphic}

Increasing Estimated Proved Reserves {Graphic}

Mid-Year 2008 Reserves Summary
•	797 Bcfe Proved Reserves
•	1.17 Tcfe 3P Reserves (1)
•	Strong Reserves Growth due to:
o	Pricing
o	Wattenberg
o	Appalachia
o	Piceance
•	Anticipate 825+ Bcfe proved reserves for YE 2008

(1)	The reserves noted are internal estimates

See Slide 2 regarding Forward Looking Statements

Unproved Potential {Graphic}

Distribution of Probable and Possible Reserves (1)
•	As of July 1, 2008, over 376 Bcfe of Probable and Possible Reserves for Future Development:
o	Grand Valley Offset Locations
o	Wattenberg Field locations (5th spot, rule 318A and 40 acre locations);
o	Locations identified by Seismic and Offsets to Producing Wells in NE Colorado;
o	Renewed focus in Appalachian Basin generated new reduced spacing potential.
•	Does not include any probable or possible reserves from Barnett / Marcellus development.

(1)	The reserves noted are internal estimates

See Slide 2 regarding Forward Looking Statements

2008 3Q/4Q Developments

•	Recently increased capital budget in Wattenberg to accommodate 56 additional wells
•	Strong production growth anticipated in NECO, Piceance and Appalachian
•	Drilling to commence on 1st Marcellus wells in Pennsylvania and West Virginia
•	Planned Barnett activity expanded from 4 to 6 wells in Erath County, Texas
•	A series of negotiations are underway in all basins to try to ensure gathering / takeaway capacity exists

See Slide 2 regarding Forward Looking Statements

2Q 2008 Financial Results
A P P E N D I X

Adjusted EBITDA Reconciliation ($ in thousands)

Adjusted EBITDA	2006	2007	1Q08	2Q08
Net Income(loss)	$237,772	$33,209	($13,928)	($40,712)
Gain on Sale of Leasehold	($328,000)	-	-	-
Unrealized Derivative (Gain)Loss	(7,252)	4,417	39,899	86,444
Litigation Provision	-	-	-	4,195
Interest, net	(5,607)	6,617	4,661	6,319
Income Taxes	149,637	20,981	(8,202)	(22,809)
Depreciation	33,735	70,844	21,131	22,105
Adjusted EBITDA	$80,285	$136,068	$43,561	$55,542

See Slide 2 regarding Forward Looking Statements

Adjusted Cash Flow Reconciliation ($ in thousands)

Adjusted Cash Flow Operations	2006	2007	1Q08	2Q08
Net Cash Used in Operating Activities	$67,390	$60,304	$48,789	$18,942
Changes in Assets & Liabilities to Operations	(37,621)	35,322	(8,401)	40,266
Adjusted Cash Flow from Operations	$29,769	$95,626	$40,388	$59,208

See Slide 2 regarding Forward Looking Statements

Adjusted Net Income Reconciliation ($ in thousands)

Adjusted Net Income	2006	2007	1Q08	2Q08
Net income (loss)	N/A	33,209	(13,928)	(40,712)
Unrealized derivative (gain) loss	N/A	(4,417)	39,899	86,444
Litigation provision	N/A	-	-	4,195
Tax effect*	N/A	(1,632)	(15,042)	(29,467)
Adjusted net income	N/A	$27,160	$10,929	$20,460

See Slide 2 regarding Forward Looking Statements

Petroleum Development Corporation
2Q 2008 Earnings Release
August 8, 2008
Richard W. McCullough, President & CEO
Bart Brookman, SVP Exploration & Production
NASDAQ GSM: PETD